Grosvenor Registered Multi-Strategy Fund (TI 1), LLC                  HEDGE FUND

    THIS LETTER IS BEING SENT TO YOU IF YOU TENDERED YOUR LIMITED LIABILITY
              COMPANY INTEREST IN THE FUND, OR A PORTION THEREOF.

__________,_____

XXXXX X. XXXXX
XXXX XXXXX XX
XXXXX, XX 00000

Dear ________________________:


     Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the "Fund") has received and accepted for purchase your tender of your limited liability company interest, or portion thereof, in the Fund.

     Because you have tendered and the Fund has accepted your tender request of all or a portion of your interest in the Fund, you will receive payment for your tendered interest based on the estimated unaudited net asset value of your tendered interest as of December 31, 2010 (the "Valuation Date"), in accordance with the terms of the tender offer:

     - If you tendered 95% or more of your interest in the Fund, you will receive an "Initial Payment" equal to 90% of the estimated unaudited net asset value of your tendered interest in the Fund as of the Valuation Date, and a "Contingent Payment" equal to the excess, if any, of the net asset value of your tendered interest in the Fund as of the Valuation Date over the amount of the Initial Payment.

     - If you tendered less than 95% of your interest in the Fund, you will receive a "Single Payment" equal to the entire estimated unaudited net asset value of your tendered interest in the Fund as of the Valuation Date.

     Your Initial Payment or Single Payment, as applicable, will be deposited into your account with Bank of America, N.A., or an affiliated bank (collectively "Bank of America"), or wired to the account that you designated in your Letter of Transmittal dated _________________, 2010 if you do not have Bank of America account, no later than February 4, 2011, unless the Valuation Date has changed, or the Fund has requested a withdrawal of its capital from the portfolio funds in which it has invested, and provided that your account retains the required minimum balance, in accordance with the terms of the tender offer. Your Contingent Payment, if applicable, will be paid to you within 120 days of the Valuation Date. You will remain a member of the Fund with respect to any portion of your interest in the Fund that you did not tender.

     If you have any questions, please contact your dedicated relationship team at Bank of America or the Fund's Client Service at (866) 921-7951.

Sincerely,

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

cc:

Enclosure

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC                  HEDGE FUND

    THIS LETTER IS BEING SENT TO YOU IF YOU TENDERED YOUR LIMITED LIABILITY
              COMPANY INTEREST IN THE FUND, OR A PORTION THEREOF.

__________,_____

XXXXX X. XXXXX
XXXX XXXXX XX
XXXXX, XX 00000

Dear ________________________:

     Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the "Fund") has received and accepted for purchase your tender of your limited liability company interest, or portion thereof, in the Fund. Please refer to your investor statement for December 31, 2010 (the "Valuation Date"), which reflects the Fund's purchase of your tendered interest.

     If you tendered 95% or more of your interest in the Fund, an Initial Payment equal to 90% of the estimated unaudited net asset value of your tendered interest in the Fund as of the Valuation Date was deposited into your account with Bank of America, N.A. or one of its affiliated banks (collectively, "Bank of America") on __________, 2011, if you have a Bank of America account. If you do not have a Bank of America account, the payment has been wired to such account as you may have designated in your Letter of Transmittal. You will receive a Contingent Payment as described in the Fund's letter to you dated __________, 2010 and in accordance with the terms of the tender offer.

     If you tendered less than 95% of your interest in the Fund, a Single Payment equal to the entire estimated unaudited net asset value of your tendered interest in the Fund as of the Valuation Date, was deposited into your account with Bank of America on __________, 2011, if you have a Bank of America account. If you do not have a Bank of America account, the payment has been wired to such account as you may have designated in your Letter of Transmittal. Please note that your account is subject to the Fund's required minimum balance, and that you remain a member of the Fund with respect to any portion of your interest in the Fund that you did not tender.

     If you have any questions, please contact your dedicated relationship team at Bank of America or the Fund's Client Service at (866) 921-7951.

Sincerely,


GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

cc:

Enclosure

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC                  HEDGE FUND

__________,_____

XXX X. XXX
XXXX XXXXX XXXX
XXXX XXXXX XXXX
XXX, XX 00000

Dear ________________________:

     In accordance with the terms of the tender offer, the remaining 10% Contingent Payment from your capital withdrawal on December 31, 2010 (the "Valuation Date") was deposited into your account with Bank of America, N.A. or one of its affiliated banks (collectively, "Bank of America") on __________, 2011, if you have a Bank of America account. If you do not have a Bank of America account, the payment has been wired to such account as you may have designated in your Letter of Transmittal.

     If you have any questions, please contact your dedicated relationship team at Bank of America or the Fund's Client Service at (866) 921-7951.

Sincerely,


GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

cc:

Enclosure